GOLDMAN SACHS TRUST

Goldman Sachs Tactical Tilt Overlay Fund

(the “Portfolio”)

Supplement dated November 22, 2016 to the

Prospectus dated February 26, 2016, as supplemented to date

At a meeting held on June 15-16, 2016, the Board of Trustees of Goldman Sachs Trust authorized the Portfolio to participate in a securities lending program under which the Bank of New York Mellon serves as securities lending agent.

Accordingly, effective on or about December 1, 2016, the Portfolio’s Prospectus is revised as follows:

The following replaces in their entirety the headnotes to the “Investment Practices” table under “Investment Management Approach—Other Investment Practices and Securities” in the Portfolio’s Prospectus:

10	Percent of total assets (including securities lending collateral) (italic type)
10	Percent of net assets (excluding borrowings for investment purposes) (roman type)
•	No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund

The following replaces in its entirety the sixth paragraph under “Taxation—Distributions” in the Portfolio’s Prospectus:

A percentage of the Portfolio’s dividends paid to corporate shareholders may be eligible for the corporate dividends received deduction. This percentage may, however, be reduced as a result of the Portfolio’s securities lending activities or high portfolio turnover rate. The character and tax status of all distributions will be available to shareholders after the close of each calendar year.

The following is added to “Appendix A—Additional Information on Portfolio Risks, Securities and Techniques—C. Portfolio Securities and Techniques” in the Portfolio’s Prospectus:

Lending of Portfolio Securities. The Portfolio may engage in securities lending. Securities lending involves the lending of securities owned by the Portfolio to financial institutions such as certain broker-dealers including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. Government Securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by the Portfolio in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser, its affiliates or the Portfolio’s custodian and from which the Investment Adviser or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Portfolio will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Portfolio (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed income securities and cash equivalents.

The Portfolio may lend its securities to increase its income. The Portfolio may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Portfolio or becomes insolvent.

This Supplement should be retained with your Prospectus for future reference.

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